UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2014
GENMARK DIAGNOSTICS, INC.
(Exact name of registrant as specified in its charter) Commission File Number: 001-34753

Delaware	27-2053069
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

5964 La Place Court Carlsbad, California
(Address of principal executive offices, including zip code)

760-448-4300
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
GenMark Diagnostics, Inc. (“GenMark”) held its 2014 Annual Meeting of Stockholders on May 29, 2014 (the “Annual Meeting”), at which a total of 39,438,008 shares of GenMark common stock, or approximately 94.8% of the shares entitled to vote, were represented in person or by valid proxies. Set forth below are final voting results for the four proposals that were subject to a vote of GenMark’s stockholders at the Annual Meeting.

1.	For the proposal to elect two nominees for director to serve a three-year term expiring at GenMark’s 2017 Annual Meeting of Stockholders, the voting results were as follows:

Name of Directors Elected	For	Withhold	Broker Non-Votes
Daryl J. Faulkner	35,239,753	251,582	3,946,673
Jim Fox, Ph.D.	35,462,105	29,230	3,946,673
The following individuals are continuing directors with terms expiring at GenMark’s 2015 Annual Meeting of Stockholders: Kevin O’Boyle and Hany Massarany.
The following individuals are continuing directors with terms expiring at GenMark’s 2016 Annual Meeting of Stockholders: Christopher Gleeson and Stephen Worland.

2.
For the proposal to approve an amendment to the GenMark Diagnostics, Inc. 2010 Equity Incentive Plan solely for the purposes of Section 162(m) of the Internal Revenue Code, the voting results were as follows:

For	Against	Abstain	Broker Non-Votes
28,718,028	6,767,981	5,326	3,946,673

3.	For the proposal to ratify Ernst & Young LLP as GenMark’s independent registered public accounting firm for the fiscal year ending December 31, 2014, the voting results were as follows:

For	Against	Abstain
39,385,774	27,871	24,363

4.	For the proposal to approve, on an advisory basis, the compensation of GenMark’s named executive officers, the voting results were as follows:

For	Against	Abstain	Broker Non-Votes
34,862,495	235,573	393,267	3,946,673
No other items were presented for stockholder approval at the Annual Meeting.

Following the Annual Meeting, GenMark’s Board of Directors (the “Board”) appointed Jim Fox, Ph.D. to the newly created position of Vice Chairman and Lead Independent Director of the Board. As part of its ongoing efforts to evaluate and implement strong corporate governance practices, GenMark’s Board determined that the establishment of the Vice Chairman and Lead Independent Director role is in the best interests of GenMark and its stockholders and will facilitate clear accountability, strong leadership and effective implementation of corporate strategy. Dr. Fox has served on the Board since September 2010 and will continue to serve as Chair of GenMark’s Compensation Committee and as a member of GenMark’s Audit Committee and Corporate Governance and Nominating Committee. GenMark’s Lead Independent Director will, among other things, preside at executive sessions of the independent directors and will facilitate communications among and between the Board’s committees, individual directors, and management.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GENMARK DIAGNOSTICS, INC.

Date: June 4, 2014	/s/ Eric Stier
Eric Stier
Senior Vice President, General Counsel and Secretary